TRANSAMERICA FUNDS

Supplement to the Currently Effective Statements of Additional Information

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Effective immediately, the following information will supplement and supersede any corresponding information contained in the Statements of Additional Information in the sub-section “Disclosure of Portfolio Holdings” under the section entitled “Investment Objectives, Policies, Practices and Associated Risk Factors”:

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In addition to those set out above, as of May 31, 2024, the following entities receive information about the funds’ securities holdings pursuant to an ongoing arrangement with the funds in connection with services provided to the funds:

Recipient	Purpose	Frequency
Bloomberg LP	Statistical ranking, rating, and/or performance attribution analysis and pricing	Daily
Broadridge	Print vendor for shareholder documents, proxy solicitor/tabulator, 15(c) analysis	Daily

CAPIS	Trade execution analysis	Daily

eVestment Alliance, LLC	Institutional sales and RFP opportunities	Quarterly

FactSet	Performance attribution analysis	Daily

FXTransparency	Trade execution analysis	Quarterly

Institutional Shareholder Services Inc.	Proxy voting services	Quarterly

WTax	Foreign tax reclaim services	As necessary

ICE Data Services	Pricing	Daily

Investment Company Institute	Holdings Information on Form N-PORT	Quarterly

JPMorgan Pricing Direct	Pricing	As necessary

KPMG Taiwan	Provide tax services for market in Taiwan	As necessary

Lipper, Inc.	Statistical ranking and rating	Monthly

Markit North America	Pricing	Daily
Morningstar LLC	Statistical ranking, rating, and/or performance attribution analysis	Daily

PricewaterhouseCoopers Private Limited	Provide tax services for market in India	As necessary

Refinitiv US LLC	Pricing	Daily

R.R. Donnelly	Financial reporting	Monthly

ComplySci	Code of Ethics monitoring	Daily

truView	Risk and liquidity management analytics	Daily

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Investors Should Retain this Supplement for Future Reference

July 26, 2024